EXHIBIT 99.1

              TRAVMED USA, INC. AND SELECTED ACCOUNTS OF AFFILIATE
                          COMBINED FINANCIAL STATEMENTS
             AND REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                          YEAR ENDED DECEMBER 31, 2004


                                       F1

EXHIBIT 99.1

              TRAVMED USA, INC. AND SELECTED ACCOUNTS OF AFFILIATE
                                TABLE OF CONTENTS
                          YEAR ENDED DECEMBER 31, 2004

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                            F3

FINANCIAL STATEMENTS

   COMBINED BALANCE SHEET                                                     F4

   COMBINED STATEMENT OF INCOME                                               F5

   COMBINED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY                      F6

   COMBINED STATEMENT OF CASH FLOWS                                           F7

   NOTES TO COMBINED FINANCIAL STATEMENTS                                     F8


                                       F2

EXHIBIT 99.1

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the shareholders of
Travmed USA, Inc.

We have audited the accompanying combined balance sheet of Travmed USA, Inc. and selected accounts of affiliate ("the Company") as of December 31, 2004, and the related combined statements of income, shareholders' equity, and cash flows for the year then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Travmed USA, Inc. and selected accounts of affiliate as of December 31, 2004 and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


KBA GROUP LLP
Dallas, Texas
May 6, 2005


                                       F3

EXHIBIT 99.1

              TRAVMED USA, INC. AND SELECTED ACCOUNTS OF AFFILIATE
                             COMBINED BALANCE SHEET
                                DECEMBER 31, 2004

                                     ASSETS

CURRENT ASSETS
   Cash and cash equivalents                                        $    10,110
   Accounts receivable, net of allowance of $11,882                   1,407,125
   Receivables from related parties                                     454,479
   Prepaid expenses and other current assets                            257,608
                                                                    -----------
          Total current  assets                                       2,129,322

PROPERTY AND EQUIPMENT
   Computer and office equipment                                        158,815
   Furniture and fixtures                                               119,212
                                                                    -----------
                                                                        278,027
   Less: Accumulated depreciation and amortization                      221,315
                                                                    -----------
          Property and equipment, net                                    56,712
                                                                    -----------

          Total Assets                                              $ 2,186,034
                                                                    ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   Line of credit                                                   $   937,145
   Accounts payable - trade                                              71,871
   Accrued expenses                                                     321,930
   Payables to shareholders                                             194,000
   Current obligations under capital leases                              16,251
   Note payable                                                          88,981
                                                                    -----------
          Total current liabilities                                   1,630,178

SHAREHOLDERS' EQUITY
   Common stock; no par value, 100,000 shares authorized,
       2,000 shares issued and outstanding                                2,000
   Retained earnings                                                  1,621,611
   Less notes receivable from shareholders                           (1,067,755)
                                                                    -----------
          Total shareholders' equity                                    555,856
                                                                    -----------

          Total Liabilities and Shareholders' Equity                $ 2,186,034
                                                                    ===========

See accompanying Notes to Combined Financial Statements


                                       F4

EXHIBIT 99.1

              TRAVMED USA, INC. AND SELECTED ACCOUNTS OF AFFILIATE
                          COMBINED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 2004

REVENUE                                                            $ 12,104,904

COST OF REVENUE
  Payroll and related benefits                                        7,131,264
  Housing and utilities                                               2,047,347
  Travel                                                                104,836
  Other                                                                 142,275
                                                                   ------------
                                                                      9,425,722
                                                                   ------------
GROSS PROFIT                                                          2,679,182

OPERATING EXPENSES                                                    2,016,316
                                                                   ------------

INCOME FROM OPERATIONS                                                  662,866

OTHER INCOME (EXPENSE)

   Interest Expense                                                     (85,357)
   Interest Income                                                       41,510
   Miscellaneous Income                                                  17,732
                                                                   ------------

     Total Other Income (Expense)                                       (26,115)
                                                                   ------------

NET INCOME                                                         $    636,751
                                                                   ============

See accompanying Notes to Combined Financial Statements.


                                       F5

EXHIBIT 99.1

              TRAVMED USA, INC. AND SELECTED ACCOUNTS OF AFFILIATE COMBINED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                          YEAR ENDED DECEMBER 31, 2004

                                           COMMON STOCK                                 NOTES
                                           ------------                               RECEIVABLE
                                     NUMBER                           RETAINED           FROM          SHAREHOLDERS'
                                   OF SHARES         AMOUNT           EARNINGS       SHAREHOLDERS         EQUITY
                                  -----------      -----------      -----------      ------------      ------------
Balance at December 31, 2003            2,000      $     2,000      $ 1,246,357       $(1,067,755)      $   178,602

   Net Income                              --               --          636,751                --           636,751

   Distributions                           --               --         (261,497)               --          (261,497)
                                  -----------      -----------      -----------       -----------       -----------

Balance at December 31, 2004            2,000      $     2,000      $ 1,621,611       $(1,067,755)      $   555,856
                                  ===========      ===========      ===========       ===========       ===========

See accompanying Notes to Combined Financial Statements.


                                       F6

EXHIBIT 99.1

              TRAVMED USA, INC. AND SELECTED ACCOUNTS OF AFFILIATE
                        COMBINED STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income                                                         $ 636,751
   Adjustments to Reconcile Net Income to
     Net Cash Provided by Operating Activities:
     Depreciation and Amortization                                       27,588
     Bad Debt Expense                                                    16,882
     (Increase) Decrease in Current Assets:
        Accounts Receivable                                            (106,513)
        Receivables from Related Parties                               (324,459)
        Other assets                                                     (2,836)
     Increase (Decrease) in Current Liabilities:
        Accounts Payable                                               (119,395)
        Accrued Expenses                                                 (9,690)
                                                                      ---------
          Net Cash Provided by Operating Activities                     118,328

CASH FLOWS FROM INVESTING ACTIVITIES

   Purchase of Equipment                                                 (8,559)
                                                                      ---------
          Net Cash Used by Investing Activities                          (8,559)

CASH FLOWS FROM FINANCING ACTIVITIES
   Net Borrowings on Line of Credit                                     173,957
   Proceeds from Note Payable                                           266,942
   Principal Payments on Note Payable                                  (242,317)
   Principal Payments on Capital Lease Obligations                      (19,025)
   Payments made on Payables to Shareholders                            (37,635)
   Distributions to Shareholders                                       (261,497)
                                                                      ---------
          Net Cash Used by Financing Activities                        (119,575)
                                                                      ---------

NET DECREASE IN CASH                                                     (9,806)

Cash and cash equivalents - Beginning of Year                            19,916
                                                                      ---------

CASH AND CASH EQUIVALENTS - END OF YEAR                               $  10,110
                                                                      =========

See accompanying Notes to Combined Financial Statements.


                                       F7

EXHIBIT 99.1

              TRAVMED USA, INC. AND SELECTED ACCOUNTS OF AFFILIATE
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2004

NOTE 1      NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            Nature of Business

            TravMed USA, Inc. (the Company) is primarily engaged in providing temporary nurse staffing on a contract basis for hospitals throughout the United States. The 2004 combined financial statements include the accounts of TravMed USA, Inc. and the results of the revenue and expenses for the year ended December 31, 2004 of certain nursing contracts that were transferred by Team Staffing International, LLC (an affiliated company) to TravMed USA, Inc. in March 2005 as part of an Agreement and Plan of Reorganization entered into with Crdentia Corp. (see Note 8: Subsequent Events).

            Credit Concentrations

            Three customers accounted for approximately 32% of the Company's revenues in 2004. One customer accounted for approximately 11% of the Company's accounts receivable at December 31, 2004.

            Financial instruments, which potentially subject the Company to a concentration of credit risk, are primarily cash and cash equivalents and accounts receivable. It is the Company's practice to place its cash in high quality financial institutions. Concentration of credit risk with respect to receivables is principally limited to trade receivables with corporate customers that meet specific credit criteria. Management considers the customer receivables to represent normal business risk.

            Revenue Recognition

            Revenues are recognized as services are rendered and are based on the reported hours worked by each nurse. The hourly rate charged to a customer varies depending upon the nurse's area of expertise. On a bi-weekly basis, timesheets are accumulated and billings are submitted to customers.

            Cash and Cash Equivalents

            The company considers all highly liquid debt instruments with original maturities of three months or less to be a cash equivalent.

            Accounts Receivables

            Accounts receivable are uncollateralized customer obligations due under normal trade terms. The Company provides services to various public and private medical facilities such as hospitals and nursing care facilities. Management performs continuous credit evaluations of the customers' financial condition.

            Management reviews accounts receivable on a regular basis to determine if any receivables will potentially be uncollectible. An allowance for doubtful accounts is recorded based upon management's evaluation of current industry conditions, historical collection experience and other relevant factors which, in the opinion of management, require recognition in estimating the allowance. After all attempts to collect a receivable have failed, the receivable is written off against the allowance.

            Principles of Combination

            The combined financial statements include the accounts of TravMed USA, Inc. and selected accounts of Team Staffing Inernational, LLC (an affiliate of TravMed USA, Inc.). All significant intercompany transactions and balances have been eliminated in combination.


                                       F8

EXHIBIT 99.1

              TRAVMED USA, INC. AND SELECTED ACCOUNTS OF AFFILIATE
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2004

            Property, Equipment and Depreciation

            Property and equipment are stated at cost. Depreciation is computed using the double declining and straight-line methods for financial accounting purposes. Amortization of equipment acquired under capital leases is included with depreciation expense. Estimated useful lives for financial accounting purposes are 3 to 5 years for computer and office equipment and 5 to 7 years for furniture and fixtures. Equipment held under capital lease is amortized over the lesser of the estimated useful life of the equipment or the lease period.

            Use of Estimates in Preparing Financial Statements

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

            Income Taxes

            Effective January 1, 2001, the Company elected to be taxed under Subchapter S of the Internal Revenue Code. As a result, the Company does not pay federal or state corporate income taxes. The shareholders are taxed individually on the Company's income, whether or not distributed.

            Advertising Costs

            Advertising costs are expensed as incurred and charged to operating expenses. Advertising expenses were $159,000 for the year ended December 31, 2004.

NOTE 2      RELATED PARTY TRANSACTIONS

            The receivables from related parties consist of amounts due from commonly controlled entities and arose in the normal course of business. The amounts due from commonly controlled entities are non-interest bearing and have no fixed repayment terms.

            The notes receivable due from shareholders consist of two notes totaling $812,420 that bear interest at 4% due December 31, 2012 and two notes totaling $255,335 that bear interest at 4% due December 31, 2013. The ultimate collectibility of these notes is uncertain and therefore they have been included in the accompanying combined balance sheet as a reduction to shareholder's equity.

            The payables to shareholders consist of advances from the Company's shareholders. The amounts are non-interest bearing and have no fixed repayment terms.

            The Company leases its corporate office building from an affiliated entity with common ownership. The lease, which expires in 2007 and has a five year renewal option, is treated as an operating lease. Lease expense paid to the affiliated entity approximated $111,000 for the year ended December 31, 2004. The Company is the guarantor on the mortgage payable on the office building, which has a balance of approximately $1,300,000 at December 31, 2004.


                                       F9

EXHIBIT 99.1

              TRAVMED USA, INC. AND SELECTED ACCOUNTS OF AFFILIATE
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2004

NOTE 3      LINE OF CREDIT

            The shareholders have a Loan and Security Agreement with a finance company that provides a line of credit in an amount equal to the lesser of $2,000,000 or 85% of the Company's eligible receivables; bears interest at prime +2% (7.25% at December 31, 2004); and expires November, 2007. The Company has a Loan and Security Agreement with the shareholders that provides a line of credit to the Company equal to the line of credit that the shareholders have with the finance company. This agreement contains covenants which require the Company to maintain certain financial ratios and tangible net worth balances. At December 31, 2004, the Company was in compliance with the financial covenants as required by the agreements.

            The collateral for this line of credit consists of substantially all of the Company's assets. The Company has guaranteed the shareholders' agreement with the bank.

NOTE 4      NOTE PAYABLE

            The note payable at December 31, 2004 consists of an $88,981 note payable to a financing company with interest at 4.5%, payable in monthly installments of $30,219 (including interest) through March 2005, secured by the underlying insurance policies.

NOTE 5      LEASES

            The Company leases its offices and certain furniture and equipment under agreements expiring through 2008 classified as operating leases. Rent expense under such leases totaled $122,775 in 2004. Future annual minimum lease commitments under such leases are as follows:

                      Year ending
                      December 31,                     Amount
                  --------------------                --------

                          2005                        $121,474
                          2006                         136,308
                          2007                         144,002
                          2008                           3,008
                                                      --------

                  Total Lease Payments                $404,792
                                                      ========


                                       F10

EXHIBIT 99.1

              TRAVMED USA, INC. AND SELECTED ACCOUNTS OF AFFILIATE
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2004

            The Company also leases certain equipment and furniture under agreements classified as capital leases. The cost and accumulated amortization of such assets, included in property and equipment, as of December 31, 2004, was $53,510 and $40,191, respectively.

NOTE 6      EMPLOYEE BENEFIT PLAN

            The Company has a 401(k) plan for the benefit of all eligible employees. The Company's contributions are discretionary. There were no discretionary contributions for the year ended December 31, 2004.

NOTE 7      SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

            Cash paid during the year ended 2004 for interest expense totaled $85,357.

NOTE 8      SUBSEQUENT EVENTS

            On March 29, 2005, Crdentia Corp. purchased TravMed USA, Inc. and selected accounts of its affiliate for consideration consisting of $3,215,490 of cash and $3,215,490 of convertible subordinated promissory notes.


                                       F11